Share Capital	6 Months Ended
Jun. 30, 2025
Share Capital [Abstract]
SHARE CAPITAL

NOTE 14 – SHARE CAPITAL

Authorized

The Company has authorized 75,085,700 ordinary shares with a par value of €0.05.

Issuances

On September 22, 2023, the Company announced its initial public offering of 1,000,000 American Depositary Shares (“ADSs”), representing 5,000,000 ordinary shares, at a price of $5.00 per ADS to the public for a total of $5,000,000 of gross proceeds to the Company, before deducting underwriting discounts and offering expenses (the “Offering”). In connection with the Offering, the ADSs began trading on the Nasdaq Capital Market under the symbol “TURB.” During December 2023, the Company issued 5,000,000 ordinary shares from the initial public offering for proceeds of €3,354,781, net of share offering costs and underwriting cost of €1,350,200.

During December 2022, we issued 50,000,000 ordinary shares (pre-stock split: 2,500,000 shares) for proceeds of €2,500,000, to our parent company, who was also our sole shareholder at that time.

The Company has reflected the issuance of ordinary shares for all periods presented due to their nominal value, relative to the Offering. The Company accounted for the proceeds as share capital in the year ended December 31, 2022. Earnings per share and ordinary shares outstanding have been retroactively reflected to show this issuance from the earliest period reported.

Stock Split

In February 2023, the Company effected a forward stock split of the issued and outstanding ordinary shares on a 20-for-1 basis. We increased our issued and outstanding share capital from 2,504,285 ordinary shares to 50,085,700 ordinary shares. The Commercial Registry of Valencia approved the forward stock split on February 1, 2023. The consolidated financial statements retrospectively reflected the forward stock split.

Issued and Outstanding

As of June 30, 2025 and December 31, 2024, the total issued and outstanding share capital consisted of 55,085,700 ordinary shares at €2,754,285, all subscribed and paid up.

Restricted Stock Units

On April 5, 2024, the Compensation Committee and the Board of Directors of the Company approved the grant of 1,780,328 Restricted Share Units (RSUs) which can be converted into 356,067 ADSs of the Company, representing 1,780,328 Ordinary Shares of the Company, to certain officers, directors and employees of the Company with a vesting date of January 1, 2027.

During the six months ended June 30, 2025 and 2024, the Company recorded €63,682 and €32,911 stock-based compensation expense, respectively. The stock-based compensation incurred from common stock awarded was reported under salaries and benefits – related parties in the statements of operations with share-based payment reserve of €63,682 and €32,911 recognized under reserve in the balance sheets, respectively.

During the six months ended June 30, 2025, 52,585 RSUs valued at €11,315 were forfeited.

As of June 30, 2025, the Company had 1,727,742 RSUs valued at €371,749 and 1,780,328 RSUs valued at €383,064, respectively.

A summary of activity regarding the RSUs issued was as follows:

		Weighted Average
	Number of	Grant Date Fair Value
	Units	Per Share
Balance, December 31, 2023	-	€-
Granted	1,780,328	0.22
Vested	-	-
Forfeited	-	-
Balance, December 31, 2024	1,780,328	€0.22
Granted	-	-
Vested	-	-
Forfeited	(52,586)	-
Balance, June 30, 2025	1,727,742	€0.22

As of June 30, 2025 and December 31, 2024, the unrecognized stock-based compensation of €204,258 and €267,940 is expected to be recognized over a weighted -average period of two years and 2.5 years, respectively.